Exhibit 10.7

EXECUTION VERSION

FIRST AMENDMENT
TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 17, 2014 but effective retroactively as of September 30, 2014, as provided in Section II below, and is entered into by and among Molycorp, Inc., a Delaware corporation (“Borrower’’), OCM MLYCo CTB Ltd., as Administrative Agent (“Administrative Agent”), acting with the consent of the Lenders and, for purposes of Section IV hereof, the GUARANTORS listed on the signature papers hereto, and is made with reference to that certain CREDIT AGREEMENT dated as of September 11, 2014 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrower, the Lenders, the Administrative Agent and the First Priority Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Credit Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
WHEREAS, subject to certain conditions, the Lenders are willing to agree to such amendments relating to the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO CREDIT AGREEMENT

1.1	Amendments to Section 1: Definitions.
Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety:
“Interest Payment Date” means (a) the 11th day of each of March, June, September and December of each year, commencing on December 11, 2014, and (b) the Maturity Date.
SECTION II. CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective retroactively to September 30, 2014 (notwithstanding the actual date of execution and delivery hereof) only upon the satisfaction of all of the following conditions precedent:
A. Execution of Amendment. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Credit Parties and (ii) consent and authorization from the Requisite Lenders to execute this Amendment on their behalf.

B. Execution of other Documents. Administrative Agent shall have received a fully executed copy of an amendment to the Magnequench Credit Agreement containing, among other things, amendments that are substantially similar to those set forth in this Amendment.
SECTION III. REPRESENTATIONS AND WARRANTIES
In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:
A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.
B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.
C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the Organizational Documents of Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach or constitute (with due notice or lapse of time or both) a default under any of the Outstanding Notes, the Pari Passu Indenture or the Pari Passu Collateral Documents, (iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of First Priority Collateral Agent or Pari Passu Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party, except for such approvals or consents which will be obtained on or before the date hereof and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by the Borrower of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party hereto and thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warrant that is already qualified or modified by materiality in the context thereof.
G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
SECTION IV. ACKNOWLEDGMENT AND CONSENT
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which is a party (in each case as such terms are defined in the applicable Credit Document).
Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that is already qualified or modified by materiality in the context thereof.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION V. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(i) On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first set forth above.

BORROWER:	MOLYCORP, INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Executive Vice President

GUARANTORS:	PP IV MOUNTAIN PASS, INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

PP IV MOUNTAIN PASS II INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

RCF IV SPEEDWAGON INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

MOLYCORP MINERALS, LLC

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Executive Vice President

MOLYCORP METALS & ALLOYS, INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

MOLYCORP LUXEMBOURG HOLDINGS S.A.R.L.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Class A Manager

MCP EXCHANGECO INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

MCP CALLCO ULC

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

MCP CANADA LIMITED PARTNERSHIP

By: MCP CANADA HOLDINGS ULC,
as sole general partner

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer
and Treasurer

MOLYCORP MINERALS CANADA ULC

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Executive Vice President

MCP CANADA HOLDINGS ULC

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

MOLYCORP RARE METALS HOLDINGS, INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

MOLYCORP RARE METALS (UTAH), INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

MAGNEQUENCH NEO POWDERS PTE. LTD.

By: /s/ Constantine Karayannopoulos
Name:    Constantine Karayannopoulos
Title:    Director

MAGNEQUENCH INTERNATIONAL, INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

MOLYCORP CHEMICALS & OXIDES, INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

NEO INTERNATIONAL CORP.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    President

NEO PERFORMANCE MATERIALS (SINGAPORE) PTE. LTD.

By: /s/ Geoffrey R. Bedford
Name:    Geoffrey R. Bedford
Title:    Director

MOLYCORP CHEMICALS & OXIDES (EUROPE) LTD.

By: /s/ Alexander Caldwell
Name:    Alexander Caldwell
Title:    Secretary

MOLYCORP JAPAN, INC.

By: /s/ Yoshihiko Matsuda
Name: Yoshihiko Matsuda
Title: President

NMT HOLDINGS GMBH

By: /s/ Bernd Grieb
Name: Bernd Grieb
Title: Managing Director

MAGNEQUENCH LIMITED

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    President

MAGNEQUENCH, INC.

By: /s/ Michael Doolan
Name:    Michael Doolan
Title:    Chief Financial Officer and
        Treasurer

MOLYCORP SILMET AS

By: /s/ Kevin D. Morris
Name:    Kevin D. Morris
Title:    Chairman of the Supervisory
Board

MOLYCORP KOREA INC.

By: /s/ Alexander Caldwell
Name: Alexander Caldwell
Title: Director

ADMINISTRATIVE AGENT:	OCM MLYCO CTB LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Emily Stephens
Name: Emily Stephens
Title: Managing Director

By: /s/ Brook Hinchman
Name: Brook Hinchman
Title: Vice President